                                                       -------------------------
                                                             OMB APPROVAL
                                                       -------------------------
                                                       OMB Number: 3235-0570
                                                       Expires: October 31, 2006
                                                       Estimated average burden
                                                       hours per response: 19.3
                                                       -------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01228
                                   ----------------------------------------
                       Van Kampen Growth and Income Fund
---------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

             1221 Avenue of the Americas, New York, New York 10020
---------------------------------------------------------------------------
            (Address of principal executive offices)        (Zip code)

                                Ronald Robison
             1221 Avenue of the Americas, New York, New York 10020
---------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000
                                                    -------------
Date of fiscal year end: 11/30
                        --------
Date of reporting period: 11/30/03
                         ----------

Item 1. Reports to Shareholders.

The Fund's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Growth and Income Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of November 30, 2003.

       This material must be preceded or accompanied by a prospectus for the fund being offered.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the Russell 1000(R) Index and the S&P 500 Index from 11/30/93 through 11/30/03. Class A shares, adjusted for sales charges.
(LINE GRAPH)

                                                   VAN KAMPEN GROWTH &
                                                       INCOME FUND            RUSSELL 1000(R) INDEX           S&P 500 INDEX
                                                   -------------------        ---------------------           -------------
11/93                                                    9424.00                    10000.00                    10000.00
                                                         9752.00                    10181.70                    10120.90
                                                         9446.00                     9780.33                     9737.09
                                                         9419.00                     9760.76                     9778.10
                                                         9858.00                    10260.20                    10256.20
                                                         9591.00                    10221.30                    10254.50
                                                        10503.00                    11193.10                    11253.00
                                                        11428.00                    12247.40                    12327.20
                                                        12298.00                    13338.60                    13306.90
12/95                                                   13012.00                    14081.60                    14108.00
                                                        13669.00                    14857.90                    14865.10
                                                        13952.00                    15463.70                    15532.30
                                                        14264.00                    15968.10                    16012.50
                                                        15360.00                    17242.40                    17347.20
                                                        15558.00                    17509.20                    17812.50
                                                        17850.00                    20452.50                    20921.90
                                                        19264.00                    22238.70                    22489.00
12/97                                                   19121.00                    22906.90                    23134.80
                                                        21685.00                    25969.60                    26361.90
                                                        22076.00                    26619.10                    27232.50
                                                        19538.00                    23874.40                    24523.70
                                                        22646.00                    29097.20                    29746.40
                                                        22272.00                    30297.00                    31228.50
                                                        25018.00                    32455.40                    33429.60
                                                        23201.00                    30312.70                    31342.10
12/99                                                   25523.00                    35181.80                    36005.50
                                                        27189.00                    36717.60                    36831.10
                                                        26838.00                    35457.00                    35852.90
                                                        29554.00                    35710.50                    35505.60
                                                        30377.00                    32441.50                    32727.40
                                                        27845.00                    28365.40                    28847.50
                                                        29582.00                    30154.70                    30535.80
                                                        26607.00                    25561.50                    26053.70
12/01                                                   28536.00                    28402.70                    28837.50
                                                        29862.00                    28612.60                    28916.80
                                                        27327.00                    24762.10                    25042.60
                                                        22492.00                    20574.30                    20716.30
                                                        24339.00                    22252.70                    22464.30
                                                        23125.00                    21598.80                    21756.80
                                                        26868.00                    24997.90                    25105.90
                                                        27505.00                    25747.00                    25770.20
11/03                                                   29101.00                    27583.40                    27467.50

Index data source: Bloomberg

                            A SHARES              B SHARES              C SHARES              R SHARES
                         since 08/01/46        since 08/02/93        since 08/02/93        since 10/01/02
------------------------------------------------------------------------------------------------------------
AVERAGE
ANNUAL
TOTAL                  W/O SALES   W/SALES   W/O SALES   W/SALES   W/O SALES   W/SALES   W/O SALES   W/SALES
RETURNS                 CHARGES    CHARGES    CHARGES    CHARGES    CHARGES    CHARGES    CHARGES    CHARGES

Since Inception          9.84%      9.73%     11.41%     11.41%     11.10%     11.10%     21.19%     21.19%
10-year                 11.94      11.27      11.40      11.40      11.08      11.08         --         --
5-year                   5.82       4.58       5.04       4.81       5.05       5.05         --         --
1-year                  16.54       9.81      15.73      10.73      15.79      14.79      16.31      16.31
------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and fund shares, when redeemed, may be worth more or less than their original cost. The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak to your financial advisor. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares, 1.00 percent for Class B and C shares and 0.50 percent for Class R shares. Class R shares are available for purchase by investors through or in tax-exempt retirement plans (401(k) plans, 457 plans, defined benefit plans, profit sharing and money purchase pension plans, non-qualified deferred compensation plans, and employer sponsored 403(b) plans). Class R shares are offered without any sales charges on purchases or sales. The since inception return for Class B and C shares reflects their conversion into Class A shares six and ten years after purchase, respectively. See footnote 3 in the Notes to Financial Statements for additional information. Certain non-recurring payments were made to Class C shares, resulting in an increase to the one-year total return of 0.04%. Figures shown above assume reinvestment of all dividends and capital gains.

The Russell 1000(R) Index is generally representative of the U.S. market for large-capitalization stocks. The S&P 500 Stock Index is generally representative of the U.S. stock market. The indexes are unmanaged and do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report

FOR THE 12-MONTH PERIOD ENDED NOVEMBER 30, 2003

Van Kampen Growth and Income Fund is managed by the adviser's Equity Income team.(1) Current members include James A. Gilligan, Managing Director; James O. Roeder, Vice President; Tom Bastian, Vice President; Sergio Marcheli, Vice President; and Vincent E. Vizachero, Associate.

MARKET CONDITIONS

When the period began, the economy was growing sluggishly and the stock market was treading water. Investors continued to be worried about weaker-than-expected corporate earnings, a likely war in Iraq and the economic effects of the mysterious SARS virus. Against this backdrop, the Federal Reserve Board sought to stimulate the economy by cutting interest rates in November 2002 and then again in June 2003.

Beginning in March, investors became much more optimistic about stocks. Initially buoyed by favorable news from the Iraqi front, investor confidence also was bolstered by signs that the SARS virus was under control and by projections that the economy would bounce back strongly during the second half of 2003. Two major tax cuts since 2001 also boosted equities, as did indications from the Federal Reserve that interest rates would likely remain low for an extended time. Against this backdrop, stocks soared. The Standard & Poor's 500 Index, for example, gained 15 percent during the second quarter of 2003. It was the market's best quarterly return since 1998.

As the period ended, it became clear that the economy was expanding much faster than even most optimists expected. During the third quarter of 2003, it grew at an estimated 8.2 percent--the best quarterly performance in nearly 20 years. Strength in business spending, which had lagged consumer spending for years, was an especially positive sign.

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED NOVEMBER 30, 2003

-------------------------------------------------------------------------------------
                                                 RUSSELL
                                                 1000(R)      STANDARD & POOR'S
      CLASS A   CLASS B   CLASS C   CLASS R       INDEX           500 INDEX

      16.54%    15.73%    15.79%    16.31%       16.94%            15.08%
-------------------------------------------------------------------------------------

The performance for the four share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information.

(1)Team members may change at any time without notice.

PERFORMANCE ANALYSIS

The fund outperformed one of its benchmarks, the Standard & Poor's 500 Index, but trailed its other benchmark, the Russell 1000(R) Index.

A substantial weighting in the materials sector contributed significantly to the fund's performance. Companies in this sector tend to be cyclical, meaning their earnings are correlated to economic cycles. As expectations for a recovery rose, so did these companies' stock prices. The fund was especially helped by owning Newmont Mining and Phelps Dodge.(2) Both companies have substantial gold and copper mining operations that benefited from high commodity prices.

The fund's health-care investments also helped performance. The fund's weighting in this sector was not large, but several of the stocks we chose for the fund to own did very well. For example, Aetna, a health-care and life insurer, was the fund's strongest-performing investment during the past 12 months.(2) Thanks to its new management team, the company turned its business around and improved its profit margins. This improvement led to a rising stock price. Toward the end of the period, we sold the fund's position in Aetna because we believed the stock reached its fair value and that better return opportunities could be found elsewhere.

The fund also realized success from holdings in the consumer-discretionary sector, especially Starwood Hotels and Resorts, which owns and operates the Sheraton and Westin hotel brands.(2) Like materials stocks, consumer-discretionary stocks tend to perform well when the economy is growing. As expectations for the economy improved, Starwood and other hotel companies benefited from an increase in business and leisure travel.

TOP 10 HOLDINGS AS OF 11/30/03              TOP 10 INDUSTRIES AS OF 11/30/03
Bristol-Myers Squibb Co        4.4%         Pharmaceuticals                   8.4%
AOL Time Warner, Inc           3.0          Integrated Oil & Gas              6.1
Chubb Corp                     2.8          Movies & Entertainment            5.2
BP PLC                         2.6          Electric Utilities                4.6
Citigroup, Inc                 2.4          Property & Casualty Insurance     4.5
Walt Disney Co                 2.2          Diversified Chemicals             3.7
Schlumberger Ltd               2.2          Diversified Banks                 3.6
Exxon Mobil Corp               2.1          Hotels                            3.2
Hartford Financial Services                 Other Diversified Financial
  Group                        2.1            Services                        3.1
Kimberly-Clark Corp            2.0          Railroads                         3.0

Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or securities in the industries shown above. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

(2)There is no guarantee that these securities will continue to perform well or be held by the fund in the future.

Not all of our investment decisions worked out as expected. For example, although most of the fund's technology investments did provide a positive absolute return for the fund, not owning enough of them hurt results relative to the fund's benchmarks. We did not share the conviction of investors who anticipated a strong rebound in tech spending. We noted that many of these stocks had relatively high valuations, which meant that investing too heavily in them carried greater-than-average risk.

An overweight in the energy sector relative to both benchmark indexes also dragged down results. Energy prices had been consistently high since 2001. Although we expected this situation to continue, the market disagreed. In this environment, energy stocks underperformed the overall market. We responded to this situation by reducing the fund's exposure to this sector from 17 percent of the portfolio at the beginning of the period to about 10 percent at its end.

ANNUAL HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

       A description of the trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

November 30, 2003
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                              MARKET
DESCRIPTION                                                    SHARES         VALUE
COMMON AND PREFERRED STOCKS  95.0%
ADVERTISING  0.7%
The Interpublic Group of Cos., Inc. (a).....................  2,281,000   $   32,504,250
                                                                          --------------

AEROSPACE & DEFENSE  0.5%
Raytheon Co. ...............................................    850,590       23,569,849
                                                                          --------------

AUTO PARTS & EQUIPMENT  1.1%
Magna International, Inc., Class A--ADR (Canada)............    635,350       49,265,039
                                                                          --------------

AUTOMOBILE MANUFACTURERS  1.2%
Honda Motor Co. Ltd.--ADR (Japan)...........................  2,782,000       56,279,860
                                                                          --------------

COMMUNICATIONS EQUIPMENT  1.2%
Nokia Corp.--ADR (Finland)..................................  3,102,000       55,773,960
                                                                          --------------
COMPUTER HARDWARE  2.6%
Hewlett-Packard Co. ........................................  2,287,700       49,620,213
International Business Machines Corp. ......................    739,000       66,909,060
                                                                          --------------
                                                                             116,529,273
                                                                          --------------
DATA PROCESSING & OUTSOURCING SERVICES  0.9%
Automatic Data Processing, Inc. ............................  1,118,000       42,741,140
                                                                          --------------
DIVERSIFIED BANKS  3.4%
Bank of America Corp. ......................................    649,850       49,018,185
Bank One Corp. .............................................  1,326,100       57,499,696
Wachovia Corp. .............................................  1,015,400       46,454,550
                                                                          --------------
                                                                             152,972,431
                                                                          --------------
DIVERSIFIED CAPITAL MARKETS  1.7%
JP Morgan Chase & Co. ......................................  2,149,000       75,988,640
                                                                          --------------
DIVERSIFIED CHEMICALS  3.5%
Bayer AG--ADR (Germany).....................................  3,063,000       82,946,040
Dow Chemical Co. ...........................................  1,239,650       46,548,857
Du Pont (E.I.) de Nemours & Co. ............................    717,810       29,760,403
                                                                          --------------
                                                                             159,255,300
                                                                          --------------
DIVERSIFIED COMMERCIAL SERVICES  1.6%
Equifax, Inc. ..............................................  3,150,100       74,436,863
                                                                          --------------

See Notes to Financial Statements                                              5

YOUR FUND'S INVESTMENTS

November 30, 2003

                                                                              MARKET
DESCRIPTION                                                    SHARES         VALUE
DIVERSIFIED METALS & MINING  1.6%
Phelps Dodge Corp. (a)......................................  1,113,330   $   70,896,854
                                                                          --------------

ELECTRIC UTILITIES  4.4%
Edison International, Inc. .................................  1,764,700       36,035,174
Entergy Corp. ..............................................    752,000       39,750,720
Exelon Corp. ...............................................    957,800       59,211,196
FirstEnergy Corp. ..........................................  1,300,500       45,062,325
PPL Corp. ..................................................    452,000       18,477,760
                                                                          --------------
                                                                             198,537,175
                                                                          --------------
FOOD RETAIL  0.7%
Kroger Co. (a)..............................................  1,600,000       30,176,000
                                                                          --------------

GENERAL MERCHANDISE STORES  0.5%
Target Corp. ...............................................    563,450       21,816,784
                                                                          --------------

GOLD  1.4%
Newmont Mining Corp. .......................................  1,342,500       64,627,950
                                                                          --------------

HEALTH CARE EQUIPMENT  1.5%
Bausch & Lomb, Inc. ........................................  1,356,600       68,142,018
                                                                          --------------

HEALTH CARE FACILITIES  1.3%
Tenet Healthcare Corp. (a)..................................  4,109,000       60,032,490
                                                                          --------------

HOTELS  3.0%
Hilton Hotels Corp. ........................................  4,453,590       72,860,732
Starwood Hotels & Resorts Worldwide, Inc. ..................  1,885,000       64,975,950
                                                                          --------------
                                                                             137,836,682
                                                                          --------------
HOUSEHOLD PRODUCTS  1.8%
Kimberly-Clark Corp. .......................................  1,546,000       83,824,120
                                                                          --------------

HYPERMARKETS & SUPER CENTERS  1.4%
Wal-Mart Stores, Inc. ......................................  1,124,000       62,539,360
                                                                          --------------

INDUSTRIAL CONGLOMERATES  0.9%
Textron, Inc. ..............................................    785,000       39,124,400
                                                                          --------------

INDUSTRIAL MACHINERY  2.2%
Ingersoll-Rand Co.--ADR (Bermuda)...........................    852,800       53,163,552
Parker Hannifin Corp. ......................................    881,000       48,446,190
                                                                          --------------
                                                                             101,609,742
                                                                          --------------

 6                                             See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

                                                                              MARKET
DESCRIPTION                                                    SHARES         VALUE
INTEGRATED OIL & GAS  5.8%
BP PLC--ADR (United Kingdom)................................  2,625,140   $  112,067,227
ConocoPhillips..............................................  1,036,940       58,835,976
Exxon Mobil Corp. ..........................................  2,481,800       89,766,706
                                                                          --------------
                                                                             260,669,909
                                                                          --------------
INTEGRATED TELECOMMUNICATION SERVICES  2.2%
Sprint Corp. ...............................................  2,105,010       31,554,100
Verizon Communications, Inc. ...............................  2,083,714       68,283,308
                                                                          --------------
                                                                              99,837,408
                                                                          --------------
INVESTMENT BANKING & BROKERAGE  2.9%
Lehman Brothers Holdings, Inc. .............................    665,200       48,034,092
Merrill Lynch & Co., Inc. ..................................  1,440,000       81,720,000
                                                                          --------------
                                                                             129,754,092
                                                                          --------------
LIFE & HEALTH INSURANCE  2.3%
Metlife, Inc. ..............................................  1,317,190       43,058,941
Prudential Financial, Inc. .................................  1,599,100       62,540,801
                                                                          --------------
                                                                             105,599,742
                                                                          --------------
MANAGED HEALTH CARE  1.0%
Cigna Corp. ................................................    814,000       43,671,100
                                                                          --------------

MOVIES & ENTERTAINMENT  5.0%
AOL Time Warner, Inc. (a)...................................  7,885,000      128,367,800
Walt Disney Co. ............................................  4,151,500       95,858,135
                                                                          --------------
                                                                             224,225,935
                                                                          --------------
MULTI-LINE INSURANCE  2.0%
Hartford Financial Services Group...........................  1,618,040       88,992,200
                                                                          --------------

OIL & GAS EQUIPMENT & SERVICES  2.1%
Schlumberger Ltd. ..........................................  2,034,120       95,440,910
                                                                          --------------

OIL & GAS EXPLORATION & PRODUCTION  1.0%
EOG Resources, Inc. ........................................  1,071,800       44,951,292
                                                                          --------------

OIL & GAS REFINING & MARKETING  1.0%
Valero Energy Corp. ........................................  1,011,190       43,582,289
                                                                          --------------

OTHER DIVERSIFIED FINANCIAL SERVICES  3.0%
A.G. Edwards, Inc. .........................................    877,490       32,238,983
Citigroup, Inc. ............................................  2,178,000      102,453,120
                                                                          --------------
                                                                             134,692,103
                                                                          --------------
PACKAGED FOODS  2.6%
Cadbury Schweppes PLC--ADR (United Kingdom).................  1,299,000       33,864,930
Kraft Foods, Inc. ..........................................  1,766,000       55,929,220
Nestle SA--ADR (Switzerland)................................    446,000       25,918,576
                                                                          --------------
                                                                             115,712,726
                                                                          --------------

See Notes to Financial Statements                                              7

YOUR FUND'S INVESTMENTS

November 30, 2003

                                                                              MARKET
DESCRIPTION                                                    SHARES         VALUE
PAPER PACKAGING  1.5%
Temple-Inland, Inc. ........................................  1,168,850   $   66,075,091
                                                                          --------------

PHARMACEUTICALS  8.0%
AstraZeneca PLC--ADR (United Kingdom).......................    782,000       35,932,900
Bristol-Myers Squibb Co. ...................................  7,157,000      188,586,950
Roche Holdings, Inc.--ADR (Switzerland).....................    816,000       72,888,547
Schering-Plough Corp. ......................................  3,982,000       63,911,100
                                                                          --------------
                                                                             361,319,497
                                                                          --------------
PROPERTY & CASUALTY  4.2%
Chubb Corp. ................................................  1,863,200      121,946,440
Travelers Property Casualty Corp. ..........................  4,465,600       69,663,360
                                                                          --------------
                                                                             191,609,800
                                                                          --------------
RAILROADS  2.9%
Norfolk Southern Corp. .....................................  3,757,160       80,440,796
Union Pacific Corp. ........................................    778,650       49,584,432
                                                                          --------------
                                                                             130,025,228
                                                                          --------------
REGIONAL BANKS  1.5%
PNC Financial Services Group, Inc. .........................  1,267,000       68,874,120
                                                                          --------------

RESTAURANTS  0.8%
McDonald's Corp. ...........................................  1,344,500       34,459,535
                                                                          --------------

SOFT DRINKS  1.0%
PepsiCo, Inc. ..............................................    991,500       47,710,980
                                                                          --------------

SYSTEMS SOFTWARE  1.7%
Microsoft Corp. ............................................  2,986,600       76,755,620
                                                                          --------------

THRIFTS & MORTGAGE FINANCE  2.2%
Fannie Mae..................................................  1,052,000       73,640,000
Freddie Mac.................................................    476,000       25,903,920
                                                                          --------------
                                                                              99,543,920
                                                                          --------------
TOBACCO  1.2%
Altria Group, Inc. .........................................  1,068,000       55,536,000
                                                                          --------------

TOTAL LONG-TERM INVESTMENTS  95.0%
  (Cost $3,836,261,050)................................................    4,297,519,677
                                                                          --------------

 8                                             See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

                                                                              MARKET
DESCRIPTION                                                                   VALUE
SHORT-TERM INVESTMENTS  4.6%
REPURCHASE AGREEMENT  2.4%
Bank of America Securities LLC ($107,440,000 par collateralized by U.S.
  Government agency obligations in a pooled cash account, dated
  11/28/03, to be sold on 12/01/03 at $107,449,132)....................   $  107,440,000
                                                                          --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS  2.2%
Federal Home Loan Bank Discount Notes ($100,000,000 par, yielding
  0.94%, 12/01/03 maturity)............................................      100,000,000
                                                                          --------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $207,440,000)..................................................      207,440,000
                                                                          --------------

TOTAL INVESTMENTS  99.6%
  (Cost $4,043,701,050)................................................    4,504,959,677
OTHER ASSETS IN EXCESS OF LIABILITIES  0.4%............................       16,852,746
                                                                          --------------

NET ASSETS  100.0%.....................................................   $4,521,812,423
                                                                          ==============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements                                              9

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
November 30, 2003

ASSETS:
Total Investments (Cost $4,043,701,050).....................  $4,504,959,677
Cash........................................................       4,970,163
Receivables:
  Fund Shares Sold..........................................      16,389,501
  Dividends.................................................       8,249,148
  Interest..................................................           9,132
Other.......................................................         254,150
                                                              --------------
    Total Assets............................................   4,534,831,771
                                                              --------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       4,086,831
  Distributor and Affiliates................................       3,451,971
  Investments Purchased.....................................       3,198,459
  Investment Advisory Fee...................................       1,302,153
Accrued Expenses............................................         717,612
Trustees' Deferred Compensation and Retirement Plans........         262,322
                                                              --------------
    Total Liabilities.......................................      13,019,348
                                                              --------------
NET ASSETS..................................................  $4,521,812,423
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $4,265,888,626
Net Unrealized Appreciation.................................     461,258,627
Accumulated Undistributed Net Investment Income.............      15,197,971
Accumulated Net Realized Loss...............................    (220,532,801)
                                                              --------------
NET ASSETS..................................................  $4,521,812,423
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $3,359,302,803 and 198,138,923 shares of
    beneficial interest issued and outstanding).............  $        16.95
    Maximum sales charge (5.75%* of offering price).........            1.03
                                                              --------------
    Maximum offering price to public........................  $        17.98
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $808,144,168 and 48,082,868 shares of
    beneficial interest issued and outstanding).............  $        16.81
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $346,382,718 and 20,576,987 shares of
    beneficial interest issued and outstanding).............  $        16.83
                                                              ==============
  Class R Shares:
    Net asset value and offering price per share (Based on
    net assets of $7,982,734 and 470,718 shares of
    beneficial interest issued and outstanding).............  $        16.96
                                                              ==============

*   On sales of $50,000 or more, the sales charge will be reduced.

 10                                            See Notes to Financial Statements

Statement of Operations
For the Year Ended November 30, 2003

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $563,391)....  $ 72,102,190
Interest....................................................     2,119,472
                                                              ------------
    Total Income............................................    74,221,662
                                                              ------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, C and R of $6,408,952, $6,865,930, $2,604,297 and
  $8,187, respectively).....................................    15,887,366
Investment Advisory Fee.....................................    12,718,604
Shareholder Services........................................     7,060,724
Custody.....................................................       282,363
Legal.......................................................       124,931
Trustees' Fees and Related Expenses.........................        46,509
Other.......................................................     1,404,379
                                                              ------------
    Total Expenses..........................................    37,524,876
    Less Credits Earned on Cash Balances....................        22,511
                                                              ------------
    Net Expenses............................................    37,502,365
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 36,719,297
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 59,338,370
  Futures...................................................     7,208,206
                                                              ------------
Net Realized Gain...........................................    66,546,576
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (17,248,804)
  End of the Period.........................................   461,258,627
                                                              ------------
Net Unrealized Appreciation During the Period...............   478,507,431
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $545,054,007
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $581,773,304
                                                              ============

See Notes to Financial Statements                                             11

Statements of Changes in Net Assets

                                                         YEAR ENDED           YEAR ENDED
                                                      NOVEMBER 30, 2003    NOVEMBER 30, 2002
                                                      --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................   $   36,719,297       $   22,368,326
Net Realized Gain/Loss..............................       66,546,576         (261,755,339)
Net Unrealized Appreciation/Depreciation During the
  Period............................................      478,507,431         (122,376,331)
                                                       --------------       --------------
Change in Net Assets from Operations................      581,773,304         (361,763,344)
                                                       --------------       --------------

Distributions from Net Investment Income:
  Class A Shares....................................      (26,445,283)         (22,419,623)
  Class B Shares....................................       (2,114,815)          (2,855,980)
  Class C Shares....................................         (780,683)            (772,443)
  Class R Shares....................................           (7,581)                 -0-
                                                       --------------       --------------
                                                          (29,348,362)         (26,048,046)
                                                       --------------       --------------

Distributions from Net Realized Gain:
  Class A Shares....................................              -0-          (44,093,071)
  Class B Shares....................................              -0-          (18,229,811)
  Class C Shares....................................              -0-           (4,640,635)
  Class R Shares....................................              -0-                  -0-
                                                       --------------       --------------
                                                                  -0-          (66,963,517)
                                                       --------------       --------------
Total Distributions.................................      (29,348,362)         (93,011,563)
                                                       --------------       --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................      552,424,942         (454,774,907)
                                                       --------------       --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...........................    1,796,198,427        1,386,128,918
Net Asset Value of Shares Issued Through Dividend
  Reinvestment......................................       25,055,247           82,509,716
Cost of Shares Repurchased..........................     (752,662,185)        (700,495,783)
                                                       --------------       --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS......................................    1,068,591,489          768,142,851
                                                       --------------       --------------
TOTAL INCREASE IN NET ASSETS........................    1,621,016,431          313,367,944
NET ASSETS:
Beginning of the Period.............................    2,900,795,992        2,587,428,048
                                                       --------------       --------------
End of the Period (Including accumulated
  undistributed net investment income of $15,197,971
  and $7,802,086, respectively).....................   $4,521,812,423       $2,900,795,992
                                                       ==============       ==============

 12                                            See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                       YEAR ENDED NOVEMBER 30,
CLASS A SHARES                         --------------------------------------------------------
                                       2003 (a)    2002 (a)    2001 (a)    2000 (a)    1999 (a)
                                       --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.............................  $  14.70    $  17.23    $  20.04    $  20.05    $  18.88
                                       --------    --------    --------    --------    --------
  Net Investment Income..............       .19         .17         .23         .23         .22
  Net Realized and Unrealized
    Gain/Loss........................      2.22       (2.07)       (.71)       2.58        2.23
                                       --------    --------    --------    --------    --------
Total from Investment Operations.....      2.41       (1.90)       (.48)       2.81        2.45
                                       --------    --------    --------    --------    --------
Less:
  Distributions from Net Investment
    Income...........................       .16         .19         .21         .19         .17
  Distributions from Net Realized
    Gain.............................       -0-         .44        2.12        2.63        1.11
                                       --------    --------    --------    --------    --------
Total Distributions..................       .16         .63        2.33        2.82        1.28
                                       --------    --------    --------    --------    --------
NET ASSET VALUE, END OF THE PERIOD...  $  16.95    $  14.70    $  17.23    $  20.04    $  20.05
                                       ========    ========    ========    ========    ========

Total Return (b).....................    16.54%     -11.48%      -2.88%      16.39%      13.79%
Net Assets at End of the Period (In
  millions)..........................  $3,359.3    $2,064.2    $1,702.8    $1,286.3    $1,003.9
Ratio of Expenses to Average Net
  Assets.............................      .86%        .85%        .82%        .88%        .88%
Ratio of Net Investment Income to
  Average Net Assets.................     1.24%       1.05%       1.29%       1.23%       1.11%
Portfolio Turnover...................       61%         66%        115%         97%         93%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             13

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           YEAR ENDED NOVEMBER 30,
CLASS B SHARES                             --------------------------------------------------------
                                           2003 (a)    2002 (a)    2001 (a)    2000 (a)    1999 (a)
                                           --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.................................   $14.57     $ 17.09      $19.88      $19.91      $18.77
                                            ------     -------      ------      ------      ------
  Net Investment Income..................      .07         .04         .09         .09         .06
  Net Realized and Unrealized
    Gain/Loss............................     2.22       (2.05)       (.70)       2.56        2.23
                                            ------     -------      ------      ------      ------
Total from Investment Operations.........     2.29       (2.01)       (.61)       2.65        2.29
                                            ------     -------      ------      ------      ------
Less:
  Distributions from Net Investment
    Income...............................      .05         .07         .06         .05         .04
  Distributions from Net Realized Gain...      -0-         .44        2.12        2.63        1.11
                                            ------     -------      ------      ------      ------
Total Distributions......................      .05         .51        2.18        2.68        1.15
                                            ------     -------      ------      ------      ------
NET ASSET VALUE, END OF THE PERIOD.......   $16.81     $ 14.57      $17.09      $19.88      $19.91
                                            ======     =======      ======      ======      ======

Total Return (b).........................   15.73%     -12.16%      -3.63%      15.55%      12.93%
Net Assets at End of the Period (In
  millions)..............................   $808.1     $ 627.4      $705.3      $573.4      $475.6
Ratio of Expenses to Average Net
  Assets.................................    1.62%       1.60%       1.59%       1.60%       1.64%
Ratio of Net Investment Income to Average
  Net Assets.............................     .49%        .27%        .52%        .49%        .32%
Portfolio Turnover.......................      61%         66%        115%         97%         93%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 14                                            See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           YEAR ENDED NOVEMBER 30,
CLASS C SHARES                             --------------------------------------------------------
                                           2003 (a)    2002 (a)    2001 (a)    2000 (a)    1999 (a)
                                           --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.................................   $14.58     $ 17.15      $19.89      $19.92      $18.78
                                            ------     -------      ------      ------      ------
  Net Investment Income..................      .08         .05         .09         .10         .07
  Net Realized and Unrealized
    Gain/Loss............................     2.22       (2.11)       (.65)       2.55        2.22
                                            ------     -------      ------      ------      ------
Total from Investment Operations.........     2.30       (2.06)       (.56)       2.65        2.29
                                            ------     -------      ------      ------      ------
Less:
  Distributions from Net Investment
    Income...............................      .05         .07         .06         .05         .04
  Distributions from Net Realized Gain...      -0-         .44        2.12        2.63        1.11
                                            ------     -------      ------      ------      ------
Total Distributions......................      .05         .51        2.18        2.68        1.15
                                            ------     -------      ------      ------      ------
NET ASSET VALUE, END OF THE PERIOD.......   $16.83     $ 14.58      $17.15      $19.89      $19.92
                                            ======     =======      ======      ======      ======

Total Return (b).........................   15.79%(c)  -12.15%      -3.62%      15.54%      12.92%
Net Assets at End of the Period (In
  millions)..............................   $346.4     $ 209.1      $179.3      $ 97.9      $ 52.5
Ratio of Expenses to Average Net
  Assets.................................    1.62%       1.60%       1.59%       1.60%       1.65%
Ratio of Net Investment Income to Average
  Net Assets.............................     .52%(c)     .29%        .52%        .53%        .34%
Portfolio Turnover.......................      61%         66%        115%         97%         93%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Ratio of Net Investment Income to Average Net Assets and Total Return of .04%.

See Notes to Financial Statements                                             15

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                          OCTOBER 1, 2002
                                                                          (COMMENCEMENT OF
                                                            YEAR ENDED     OPERATIONS) TO
CLASS R SHARES                                             NOVEMBER 30,     NOVEMBER 30,
                                                             2003 (a)         2002 (a)
                                                           -------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.................     $14.70           $13.67
                                                              ------           ------
  Net Investment Income..................................        .14              .01
  Net Realized and Unrealized Gain.......................       2.24             1.02
                                                              ------           ------
Total from Investment Operations.........................       2.38             1.03
Less Distributions from Net Investment Income............        .12              -0-
                                                              ------           ------
NET ASSET VALUE, END OF THE PERIOD.......................     $16.96           $14.70
                                                              ======           ======

Total Return (b).........................................     16.31%            7.53%*
Net Assets at End of the Period (In millions)............     $  8.0           $   .1
Ratio of Expenses to Average Net Assets..................      1.15%            1.56%
Ratio of Net Investment Income to Average Net Assets.....       .89%            2.45%
Portfolio Turnover.......................................        61%              66%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and services of .50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 16                                            See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

November 30, 2003

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Growth and Income Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek income and long-term growth of capital. The Fund commenced investment operations on August 1, 1946. The distribution of the Fund's Class B and Class C shares commenced on August 2, 1993. The distribution of the Fund's Class R Shares commenced on October 1, 2002.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are

NOTES TO FINANCIAL STATEMENTS

November 30, 2003

allocated on a pro rata basis to each class of shares, except for distributions and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At November 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $189,027,628 which will expire November 30, 2010.

    At November 30, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $4,075,206,224
                                                              ==============
Gross tax unrealized appreciation...........................  $  487,541,694
Gross tax unrealized depreciation...........................     (57,788,241)
                                                              --------------
Net tax unrealized appreciation on investments..............  $  429,753,453
                                                              ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

    The tax character of distributions paid during the years ended November 30, 2003 and 2002 was as follows:

                                                                 2003           2002
Distributions paid from:
  Ordinary income...........................................  $29,348,362    $26,048,046
  Long-term capital gain....................................          -0-     66,963,517
                                                              -----------    -----------
                                                              $29,348,362    $93,011,563
                                                              ===========    ===========

    Due to inherent differences in the recognition of income, expenses, and realized gains/ losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting for the 2003 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities. For the tax year ended November 30, 2003, a permanent book and tax basis difference relating to the Fund's investment in other regulated investment companies totaling $24,950 was reclassified from accumulated undistributed net investment income to accumulated net realized loss.

NOTES TO FINANCIAL STATEMENTS

November 30, 2003

    As of November 30, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $15,449,089

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the year ended November 30, 2003, the Fund's custody fee was reduced by $22,511 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $150 million..........................................     .50%
Next $100 million...........................................     .45%
Next $100 million...........................................     .40%
Over $350 million...........................................     .35%

    For the year ended November 30, 2003, the Fund recognized expenses of approximately $124,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended November 30, 2003, the Fund recognized expenses of approximately $191,800, representing Van Kampen Investments Inc. or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended November 30, 2003, the Fund recognized expenses of approximately $6,114,900, representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $162,200 are included in "Other" assets on the Statement of Assets and Liabilities at November 30, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do

NOTES TO FINANCIAL STATEMENTS

November 30, 2003

not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended November 30, 2003, the Fund paid brokerage commissions to Morgan Stanley DW, Inc., an affiliate of Van Kampen, totaling $188,546.

3. CAPITAL TRANSACTIONS

At November 30, 2003, capital aggregated $3,129,639,461, $791,296,836,
$337,254,653 and $7,697,676 for Classes A, B, C and R, respectively. For the year ended November 30, 2003, transactions were as follows:

                                                               SHARES           VALUE
Sales:
  Class A..................................................   94,369,255    $1,441,066,900
  Class B..................................................   13,084,028       196,437,527
  Class C..................................................    9,953,510       150,752,418
  Class R..................................................      484,802         7,941,582
                                                             -----------    --------------
Total Sales................................................  117,891,595    $1,796,198,427
                                                             ===========    ==============
Dividend Reinvestment:
  Class A..................................................    1,476,039    $   22,499,111
  Class B..................................................      127,902         1,930,160
  Class C..................................................       40,780           618,550
  Class R..................................................          461             7,426
                                                             -----------    --------------
Total Dividend Reinvestment................................    1,645,182    $   25,055,247
                                                             ===========    ==============
Repurchases:
  Class A..................................................  (38,130,842)   $ (575,925,066)
  Class B..................................................   (8,184,600)     (120,992,770)
  Class C..................................................   (3,756,819)      (55,374,652)
  Class R..................................................      (22,641)         (369,697)
                                                             -----------    --------------
Total Repurchases..........................................  (50,094,902)   $ (752,662,185)
                                                             ===========    ==============

NOTES TO FINANCIAL STATEMENTS

November 30, 2003

    At November 30, 2002, capital aggregated $2,241,998,516, $713,921,919,
$241,258,337 and $118,365 for Classes A, B, C and R, respectively. For the year ended November 30, 2002, transactions were as follows:

                                                                SHARES           VALUE
Sales:
  Class A...................................................   67,332,685    $1,063,948,562
  Class B...................................................   13,369,995       210,996,295
  Class C...................................................    7,163,604       111,065,696
  Class R...................................................        8,096           118,365
                                                              -----------    --------------
Total Sales.................................................   87,874,380    $1,386,128,918
                                                              ===========    ==============
Dividend Reinvestment:
  Class A...................................................    3,530,441    $   58,972,678
  Class B...................................................    1,149,108        19,238,265
  Class C...................................................      256,950         4,298,773
  Class R...................................................          -0-               -0-
                                                              -----------    --------------
Total Dividend Reinvestment.................................    4,936,499    $   82,509,716
                                                              ===========    ==============
Repurchases:
  Class A...................................................  (29,269,089)   $ (447,310,162)
  Class B...................................................  (12,731,418)     (198,496,064)
  Class C...................................................   (3,531,873)      (54,689,557)
  Class R...................................................          -0-               -0-
                                                              -----------    --------------
Total Repurchases...........................................  (45,532,380)   $ (700,495,783)
                                                              ===========    ==============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended November 30, 2003 and 2002, 402,959 and 2,302,625 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended November 30, 2003 and 2002, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions

NOTES TO FINANCIAL STATEMENTS

November 30, 2003

made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                 CONTINGENT DEFERRED
                                                                     SALES CHARGE
                                                                   AS A PERCENTAGE
                                                                   OF DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                              --------------------------
YEAR OF REDEMPTION                                            CLASS B            CLASS C
First.......................................................   5.00%              1.00%
Second......................................................   4.00%               None
Third.......................................................   3.00%               None
Fourth......................................................   2.50%               None
Fifth.......................................................   1.50%               None
Sixth and Thereafter........................................    None               None

    For the year ended November 30, 2003, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $1,445,300 and CDSC on redeemed shares of Classes B and C of approximately $1,365,600. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $3,073,135,292 and $2,043,736,543, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/ depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a future commission merchant pursuant to rules and regulations promulgated in the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin.

NOTES TO FINANCIAL STATEMENTS

November 30, 2003

During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended November 30, 2003, were as follows:

                                                              CONTRACTS
Outstanding at November 30, 2002............................     200
Futures Opened..............................................     450
Futures Closed..............................................    (650)
                                                                ----
Outstanding at November 30, 2003............................     -0-
                                                                ====

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares, Class C Shares and Class R Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares, Class C Shares and Class R Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets, 1.00% each for Class B and Class C average daily net assets, and up to ..50% of Class R average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $9,319,500 and $475,300, for Class B and Class C shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

    Included in these fees for the year ended November 30, 2003, are payments retained by Van Kampen of approximately $6,592,500, and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $1,012,400.

NOTES TO FINANCIAL STATEMENTS

November 30, 2003

7. LEGAL MATTERS

The Adviser, certain affiliates of the Adviser and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of recently filed, similar class action complaints. These complaints generally allege that defendants, including the Fund, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaints seek, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants intend to move to dismiss these actions and otherwise vigorously to defend them. While the Fund believes that it has meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen
Growth and Income Fund

    We have audited the accompanying statement of assets and liabilities of Van Kampen Growth and Income Fund (the "Fund"), including the portfolio of investments, as of November 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the year ended November 30, 1999 were audited by other auditors whose report dated January 21, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Growth and Income Fund at November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                           -s- Ernst & Young LLP

Chicago, Illinois
January 9, 2004

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN GROWTH AND INCOME FUND

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, NY 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, NY 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 W. Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110


LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER, & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For Federal Income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended November 30, 2003. For corporate shareholders, 100% of the distributions qualify for the dividends received deduction. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $23,295,725 as taxed at a maximum of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.
 26

TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management ("Asset Management" or the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                     NUMBER OF
                                               TERM OF                                FUNDS IN
                                              OFFICE AND                                FUND
                                 POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (58)               Trustee      Trustee     Chairman and Chief             88       Trustee/Director/Managing
Blistex Inc.                                  since 2003  Executive Officer of                    General Partner of funds
1800 Swift Drive                                          Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                       health care products
                                                          manufacturer. Former
                                                          Director of the World
                                                          Presidents
                                                          Organization-Chicago
                                                          Chapter. Director of the
                                                          Heartland Alliance, a
                                                          nonprofit organization
                                                          serving human needs based
                                                          in Chicago.

J. Miles Branagan (71)           Trustee      Trustee     Private investor.              86       Trustee/Director/Managing
1632 Morning Mountain Road                    since 1991  Co-founder, and prior to                General Partner of funds
Raleigh, NC 27614                                         August 1996, Chairman,                  in the Fund Complex.
                                                          Chief Executive Officer
                                                          and President, MDT
                                                          Corporation (now known as
                                                          Getinge/Castle, Inc., a
                                                          subsidiary of Getinge
                                                          Industrier AB), a company
                                                          which develops,
                                                          manufactures, markets and
                                                          services medical and
                                                          scientific equipment.

                                                                                     NUMBER OF
                                               TERM OF                                FUNDS IN
                                              OFFICE AND                                FUND
                                 POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Jerry D. Choate (65)             Trustee      Trustee     Prior to January 1999,         86       Trustee/Director/Managing
33971 Selva Road                              since 1999  Chairman and Chief                      General Partner of funds
Suite 130                                                 Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                      Allstate Corporation                    Director of Amgen Inc., a
                                                          ("Allstate") and Allstate               biotechnological company,
                                                          Insurance Company. Prior                and Director of Valero
                                                          to January 1995,                        Energy Corporation, an
                                                          President and Chief                     independent refining
                                                          Executive Officer of                    company.
                                                          Allstate. Prior to August
                                                          1994, various management
                                                          positions at Allstate.

Rod Dammeyer (63)                Trustee      Trustee     President of CAC, llc., a      88       Trustee/Director/Managing
CAC, llc.                                     since 2003  private company offering                General Partner of funds
4350 LaJolla Village Drive                                capital investment and                  in the Fund Complex.
Suite 980                                                 management advisory                     Director of TeleTech
San Diego, CA 92122-6223                                  services. Prior to July                 Holdings Inc.,
                                                          2000, Managing Partner of               Stericycle, Inc.,
                                                          Equity Group Corporate                  TheraSense, Inc., GATX
                                                          Investment (EGI), a                     Corporation, Arris Group,
                                                          company that makes                      Inc. and Trustee of the
                                                          private investments in                  University of Chicago
                                                          other companies.                        Hospitals and Health
                                                                                                  Systems. Prior to May
                                                                                                  2002, Director of
                                                                                                  Peregrine Systems Inc.
                                                                                                  Prior to February 2001,
                                                                                                  Vice Chairman and
                                                                                                  Director of Anixter
                                                                                                  International, Inc. and
                                                                                                  IMC Global Inc. Prior to
                                                                                                  July 2000, Director of
                                                                                                  Allied Riser
                                                                                                  Communications Corp.,
                                                                                                  Matria Healthcare Inc.,
                                                                                                  Transmedia Networks,
                                                                                                  Inc., CNA Surety, Corp.
                                                                                                  and Grupo Azcarero Mexico
                                                                                                  (GAM). Prior to April
                                                                                                  1999, Director of Metal
                                                                                                  Management, Inc.

                                                                                     NUMBER OF
                                               TERM OF                                FUNDS IN
                                              OFFICE AND                                FUND
                                 POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Linda Hutton Heagy (55)          Trustee      Trustee     Managing Partner of            86       Trustee/Director/Managing
Heidrick & Struggles                          since 1995  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                    executive search firm.                  in the Fund Complex.
Suite 7000                                                Trustee on the University
Chicago, IL 60606                                         of Chicago Hospitals
                                                          Board, Vice Chair of the
                                                          Board of the YMCA of
                                                          Metropolitan Chicago and
                                                          a member of the Women's
                                                          Board of the University
                                                          of Chicago. Prior to
                                                          1997, Partner of Ray &
                                                          Berndtson, Inc., an
                                                          executive recruiting
                                                          firm. Prior to 1996,
                                                          Trustee of The
                                                          International House
                                                          Board, a fellowship and
                                                          housing organization for
                                                          international graduate
                                                          students. Prior to 1995,
                                                          Executive Vice President
                                                          of ABN AMRO, N.A., a bank
                                                          holding company. Prior to
                                                          1992, Executive Vice
                                                          President of La Salle
                                                          National Bank.

R. Craig Kennedy (51)            Trustee      Trustee     Director and President of      86       Trustee/Director/Managing
11 DuPont Circle, N.W.                        since 1995  the German Marshall Fund                General Partner of funds
Washington, D.C. 20016                                    of the United States, an                in the Fund Complex.
                                                          independent U.S.
                                                          foundation created to
                                                          deepen understanding,
                                                          promote collaboration and
                                                          stimulate exchanges of
                                                          practical experience
                                                          between Americans and
                                                          Europeans. Formerly,
                                                          advisor to the Dennis
                                                          Trading Group Inc., a
                                                          managed futures and
                                                          option company that
                                                          invests money for
                                                          individuals and
                                                          institutions. Prior to
                                                          1992, President and Chief
                                                          Executive Officer,
                                                          Director and member of
                                                          the Investment Committee
                                                          of the Joyce Foundation,
                                                          a private foundation.

Howard J Kerr (68)               Trustee      Trustee     Prior to 1998, President       88       Trustee/Director/Managing
736 North Western Avenue                      since 2003  and Chief Executive                     General Partner of funds
P.O. Box 317                                              Officer of Pocklington                  in the Fund Complex.
Lake Forest, IL 60045                                     Corporation, Inc., an                   Director of the Lake
                                                          investment holding                      Forest Bank & Trust.
                                                          company. Director of the
                                                          Marrow Foundation.

                                                                                     NUMBER OF
                                               TERM OF                                FUNDS IN
                                              OFFICE AND                                FUND
                                 POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Jack E. Nelson (67)              Trustee      Trustee     President of Nelson            86       Trustee/Director/Managing
423 Country Club Drive                        since 1995  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                     Services, Inc., a                       in the Fund Complex.
                                                          financial planning
                                                          company and registered
                                                          investment adviser in the
                                                          State of Florida.
                                                          President of Nelson Ivest
                                                          Brokerage Services Inc.,
                                                          a member of the NASD,
                                                          Securities Investors
                                                          Protection Corp. and the
                                                          Municipal Securities
                                                          Rulemaking Board.
                                                          President of Nelson Sales
                                                          and Services Corporation,
                                                          a marketing and services
                                                          company to support
                                                          affiliated companies.

Hugo F. Sonnenschein (63)        Trustee      Trustee     President Emeritus and         88       Trustee/Director/Managing
1126 E. 59th Street                           since 2003  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                         University of Chicago and               in the Fund Complex.
                                                          the Adam Smith                          Director of Winston
                                                          Distinguished Service                   Laboratories, Inc.
                                                          Professor in the
                                                          Department of Economics
                                                          at the University of
                                                          Chicago. Prior to July
                                                          2000, President of the
                                                          University of Chicago.
                                                          Trustee of the University
                                                          of Rochester and a member
                                                          of its investment
                                                          committee. Member of the
                                                          National Academy of
                                                          Sciences, the American
                                                          Philosophical Society and
                                                          a fellow of the American
                                                          Academy of Arts and
                                                          Sciences.

Suzanne H. Woolsey, P.H.D. (62)  Trustee      Trustee     Currently with Paladin         86       Trustee/Director/Managing
2001 Pennsylvania Avenue                      since 1999  Capital Group-Paladin                   General Partner of funds
Suite 400                                                 Homeland Security Fund                  in the Fund Complex.
Washington, D.C. 20006                                    since November 2003.                    Director of Neurogen
                                                          Previously, Chief                       Corporation, a
                                                          Communications Officer of               pharmaceutical company,
                                                          the National Academy of                 since January 1998.
                                                          Sciences/National
                                                          Research Council, an
                                                          independent, federally
                                                          chartered policy
                                                          institution, since 2001
                                                          and Chief Operating
                                                          Officer from 1993 to
                                                          2001. Director of the
                                                          Institute for Defense
                                                          Analyses, a federally
                                                          funded research and
                                                          development center,
                                                          Director of the German
                                                          Marshall Fund of the
                                                          United States, and
                                                          Trustee of Colorado
                                                          College. Prior to 1993,
                                                          Executive Director of the
                                                          Commission on Behavioral
                                                          and Social Sciences and
                                                          Education at the National
                                                          Academy of
                                                          Sciences/National
                                                          Research Council. From
                                                          1980 through 1989,
                                                          Partner of Coopers &
                                                          Lybrand.

INTERESTED TRUSTEES*

                                                                                     NUMBER OF
                                               TERM OF                                FUNDS IN
                                              OFFICE AND                                FUND
                                 POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE               FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (50)          Trustee;     Trustee     President and Chief            86       Trustee/Director/Managing
1221 Avenue of the Americas      President    since       Executive Officer of                    General Partner of funds
New York, NY 10020               and Chief    1999;       funds in the Fund                       in the Fund Complex.
                                 Executive    President   Complex. Chairman,
                                 Officer      and Chief   President, Chief
                                              Executive   Executive Officer and
                                              Officer     Director of the Adviser
                                              since 2002  and Van Kampen Advisors
                                                          Inc. since December 2002.
                                                          Chairman, President and
                                                          Chief Executive Officer
                                                          of Van Kampen Investments
                                                          since December 2002.
                                                          Director of Van Kampen
                                                          Investments since
                                                          December 1999. Chairman
                                                          and Director of Van
                                                          Kampen Funds Inc. since
                                                          December 2002. President,
                                                          Director and Chief
                                                          Operating Officer of
                                                          Morgan Stanley Investment
                                                          Management since December
                                                          1998. President and
                                                          Director since April 1997
                                                          and Chief Executive
                                                          Officer since June 1998
                                                          of Morgan Stanley
                                                          Investment Advisors Inc.
                                                          and Morgan Stanley
                                                          Services Company Inc.
                                                          Chairman, Chief Executive
                                                          Officer and Director of
                                                          Morgan Stanley
                                                          Distributors Inc. since
                                                          June 1998. Chairman since
                                                          June 1998, and Director
                                                          since January 1998 of
                                                          Morgan Stanley Trust.
                                                          Director of various
                                                          Morgan Stanley
                                                          subsidiaries. President
                                                          of the Morgan Stanley
                                                          Funds since May 1999.
                                                          Previously Chief
                                                          Executive Officer of Van
                                                          Kampen Funds Inc. from
                                                          December 2002 to July
                                                          2003, Chief Strategic
                                                          Officer of Morgan Stanley
                                                          Investment Advisors Inc.
                                                          and Morgan Stanley
                                                          Services Company Inc. and
                                                          Executive Vice President
                                                          of Morgan Stanley
                                                          Distributors Inc. from
                                                          April 1997 to June 1998.
                                                          Chief Executive Officer
                                                          from September 2002 to
                                                          April 2003 and Vice
                                                          President from May 1997
                                                          to April 1999 of the
                                                          Morgan Stanley Funds.

                                                                                     NUMBER OF
                                               TERM OF                                FUNDS IN
                                              OFFICE AND                                FUND
                                 POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE               FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (57)     Trustee      Trustee     Advisory Director of           88       Trustee/Director/Managing
1 Parkview Plaza                              since 1999  Morgan Stanley. Prior to                General Partner of funds
P.O. Box 5555                                             December 2002, Chairman,                in the Fund Complex.
Oakbrook Terrace, IL 60181                                Director, President,
                                                          Chief Executive Officer
                                                          and Managing Director of
                                                          Van Kampen Investments
                                                          and its investment
                                                          advisory, distribution
                                                          and other subsidiaries.
                                                          Prior to December 2002,
                                                          President and Chief
                                                          Executive Officer of
                                                          funds in the Fund
                                                          Complex. Prior to May
                                                          1998, Executive Vice
                                                          President and Director of
                                                          Marketing at Morgan
                                                          Stanley and Director of
                                                          Dean Witter, Discover &
                                                          Co. and Dean Witter
                                                          Realty. Prior to 1996,
                                                          Director of Dean Witter
                                                          Reynolds Inc.
Wayne W. Whalen* (64)            Trustee      Trustee     Partner in the law firm        88       Trustee/Director/Managing
333 West Wacker Drive                         since 1995  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                         Meagher & Flom                          in the Fund Complex.
                                                          (Illinois), legal counsel
                                                          to funds in the Fund
                                                          Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (63)          Vice President           Officer     Managing Director of Global Research Investment Management.
2800 Post Oak Blvd.                                    since 1998  Vice President of funds in the Fund Complex. Prior to
45th Floor                                                         December 2002, Chief Investment Officer of Van Kampen
Houston, TX 77056                                                  Investments and President and Chief Operations Officer of
                                                                   the Adviser and Van Kampen Advisors Inc. Prior to May 2002,
                                                                   Executive Vice President and Chief Investment Officer of
                                                                   funds in the Fund Complex. Prior to May 2001, Managing
                                                                   Director and Chief Investment Officer of Van Kampen
                                                                   Investments, and Managing Director and President of the
                                                                   Adviser and Van Kampen Advisors Inc. Prior to December 2000,
                                                                   Executive Vice President and Chief Investment Officer of Van
                                                                   Kampen Investments, and President and Chief Operating
                                                                   Officer of the Adviser. Prior to April 2000, Executive Vice
                                                                   President and Chief Investment Officer for Equity
                                                                   Investments of the Adviser. Prior to October 1998, Vice
                                                                   President and Senior Portfolio Manager with AIM Capital
                                                                   Management, Inc. Prior to February 1998, Senior Vice
                                                                   President and Portfolio Manager of Van Kampen American
                                                                   Capital Asset Management, Inc., Van Kampen American Capital
                                                                   Investment Advisory Corp. and Van Kampen American Capital
                                                                   Management, Inc.

Stefanie V. Chang (37)        Vice President           Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas                            since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

Joseph J. McAlinden (60)      Executive Vice           Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   President and Chief      since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020            Investment Officer                   Management Inc. and Morgan Stanley Investments LP and
                                                                   Director of Morgan Stanley Trust for over 5 years. Executive
                                                                   Vice President and Chief Investment Officer of funds in the
                                                                   Fund Complex. Managing Director and Chief Investment Officer
                                                                   of Van Kampen Investments, the Adviser and Van Kampen
                                                                   Advisors Inc. since December 2002.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

John R. Reynoldson (50)       Vice President           Officer     Executive Director and Portfolio Specialist of the Adviser
1 Parkview Plaza                                       since 2000  and Van Kampen Advisors Inc. Vice President of funds in the
P.O. Box 5555                                                      Fund Complex. Prior to July 2001, Principal and Co-head of
Oakbrook Terrace, IL 60181                                         the Fixed Income Department of the Adviser and Van Kampen
                                                                   Advisors Inc. Prior to December 2000, Senior Vice President
                                                                   of the Adviser and Van Kampen Advisors Inc. Prior to May
                                                                   2000, Senior Vice President of the investment grade taxable group for the Adviser. Prior to June 1999, Senior Vice
                                                                   President of the government securities bond group for Asset
                                                                   Management.

Ronald E. Robison (64)        Executive Vice           Officer     Chief Executive Officer and Chairman of Investor Services.
1221 Avenue of the Americas   President and            since 2003  Executive Vice President and Principal Executive Officer of
New York, NY 10020            Principal Executive                  funds in the Fund Complex. Chief Global Operations Officer
                              Officer                              and Managing Director of Morgan Stanley Investment
                                                                   Management Inc. Managing Director of Morgan Stanley.
                                                                   Managing Director and Director of Morgan Stanley Investment
                                                                   Advisors Inc. and Morgan Stanley Services Company Inc. Chief
                                                                   Executive Officer and Director of Morgan Stanley Trust. Vice
                                                                   President of the Morgan Stanley Funds.

A. Thomas Smith III (47)      Vice President and       Officer     Managing Director of Morgan Stanley, Managing Director and
1221 Avenue of the Americas   Secretary                since 1999  Director of Van Kampen Investments, Director of the Adviser,
New York, NY 10020                                                 Van Kampen Advisors Inc., the Distributor, Investor Services
                                                                   and certain other subsidiaries of Van Kampen Investments.
                                                                   Managing Director and General Counsel-Mutual Funds of Morgan
                                                                   Stanley Investment Advisors, Inc. Vice President and
                                                                   Secretary of funds in the Fund Complex. Prior to July 2001,
                                                                   Managing Director, General Counsel, Secretary and Director
                                                                   of Van Kampen Investments, the Adviser, the Distributor,
                                                                   Investor Services, and certain other subsidiaries of Van
                                                                   Kampen Investments. Prior to December 2000, Executive Vice
                                                                   President, General Counsel, Secretary and Director of Van
                                                                   Kampen Investments, the Adviser, Van Kampen Advisors Inc.,
                                                                   the Distributor, Investor Services and certain other
                                                                   subsidiaries of Van Kampen Investments. Prior to January
                                                                   1999, Vice President and Associate General Counsel to New
                                                                   York Life Insurance Company ("New York Life"), and prior to
                                                                   March 1997, Associate General Counsel of New York Life.
                                                                   Prior to December 1993, Assistant General Counsel of The
                                                                   Dreyfus Corporation. Prior to August 1991, Senior Associate,
                                                                   Willkie Farr & Gallagher. Prior to January 1989, Staff
                                                                   Attorney at the Securities and Exchange Commission, Division
                                                                   of Investment Management, Office of Chief Counsel.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

John L. Sullivan (48)         Vice President, Chief    Officer     Director and Managing Director of Van Kampen Investments,
1 Parkview Plaza              Financial Officer and    since 1996  the Adviser, Van Kampen Advisors Inc. and certain other
P.O. Box 5555                 Treasurer                            subsidiaries of Van Kampen Investments. Vice President,
Oakbrook Terrace, IL 60181                                         Chief Financial Officer and Treasurer of funds in the Fund
                                                                   Complex. Head of Fund Accounting for Morgan Stanley
                                                                   Investment Management. Prior to December 2002, Executive
                                                                   Director of Van Kampen Investments, the Adviser and Van
                                                                   Kampen Advisors Inc.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 847-2424.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2004 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC. 21, 121, 221,
                                                 321
                                                 GI ANR 1/04 12721A04-AP-1/04

Item 2.  Code of Ethics.

(a) The Fund has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)   No information need be disclosed pursuant to this paragraph.

(c) The Fund has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Fund has not granted a waiver or an implicit waiver from a provision of its Code of Ethics.

(e)   Not applicable.

(f)

      (1)   The Fund's Code of Ethics is attached hereto as Exhibit 10A.
      (2)   Not applicable.
      (3)   Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund's Board of Trustees has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees : J. Miles Branagan, Jerry Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  [Reserved.]

Item 9. Controls and Procedures

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10.  Exhibits.

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b)(1) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(b)(2) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      Van Kampen Growth and Income Fund
             ------------------------------------------

By:   /s/ Ronald E. Robison
      ----------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: January 22, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Ronald E. Robison
      ----------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: January 22, 2004

By:   /s/ John L. Sullivan
      -----------------------------
Name: John L. Sullivan
Title: Principal Financial Officer
Date: January 22, 2004